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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                         Date of Report August 22, 2003



                                 SURGICARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


         DELAWARE                      001-16587                58-1597246
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)



                         12727 Kimberly Lane, Suite 200
                              HOUSTON, TEXAS 77024
                    (Address of principal executive offices)

                                 (713) 973-6675
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

     The following is a list of exhibits filed as part of this Form 8-K. Where so indicated by footnote, exhibits, which were previously filed, are incorporated by reference.

Exhibit No.   Description of Document
-----------   ------------------------------------------------------------------
99.1          Press release dated August 22, 2003.  SurgiCare, Inc. announces
              LOI for an investment by Brantley Partners.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SURGICARE, INC.



Date:  August 22, 2003                         By:   /s/  Phillip C. Scott
                                                     ---------------------------
                                                     Phillip C. Scott
                                                     Chief Financial Officer